STOCK PLEDGE AGREEMENT

(this "AGREEMENT"), dated as of October 3, 2000, among Global Technologies, Ltd., a Delaware corporation ("Pledgor"), and the pledgees signatory hereto and their respective endorsees, transferees and assignees (collectively, "PLEDGEE").

                                  WITNESSETH:

     WHEREAS, pursuant to the Convertible Secured Note Purchase Agreement (the "PURCHASE Agreement"), dated the date hereof between Pledgor and Pledgee, Pledgor is selling an aggregate principal amount of $7,000,000 of its 8% Convertible Notes (the "NOTES") to Pledgee; and

     WHEREAS, as a material inducement to Pledgee to purchase the Notes, Pledgee has required and Pledgor has agreed to grant to Pledgee a security interest in shares of U.S. Wireless Corporation's (the "Company") common stock, $.01 par value per share (the "SHARES") currently owned by Pledgor. Terms used and not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

     1. THE PLEDGED SHARES. The pledged Shares, (i) shall be held in escrow by counsel to the Pledgee; (ii) shall have been held by Pledgor for a period of at least one year prior to the date hereof; and (iii) shall, except as otherwise provided herein, while the Notes are outstanding, have an aggregate value equal to 200% of the outstanding principal balance of the Notes ("PLEDGED SHARES VALUE"), PROVIDED, that, if at any time while the Notes are outstanding, the Pledged Shares Value (as defined below) drops below 150% of the outstanding principal balance of the Notes, then the Pledgor shall, within five days after receipt of written notice from Pledgee requesting additional Shares, deposit with counsel to the Pledgee, to be held in escrow, additional Shares so that the aggregate value of the Shares shall equal the Pledged Shares Value. The Shares shall be held as collateral security for the timely and full satisfaction of all obligations of Pledgor (including the obligations to timely deliver Underlying Shares as and when required by the Transaction Documents), whether matured or unmatured, now or hereafter existing or created and becoming due and payable,
under  the  Transaction   Documents  (such   obligations  are  collectively  the
"OBLIGATIONS"). For purposes hereof, the aggregate value of the Shares shall be equal to the average of the closing bid prices of the Shares for the ten Trading Days immediately preceding the date of any such determination multiplied by the aggregate number of Shares then being held as collateral. EXHIBIT A attached hereto, shows how the actual number of shares of U.S. Wireless stock required to be pledged hereunder (without regard to any additional shares that may be required) were determined.
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     2.  SECURITY.   As  collateral   security  for  the  punctual  payment  and
performance, when due, by Pledgor of all the Obligations, Pledgor, hereby pledges with, hypothecates, transfers and assigns to Pledgee, its successors and assigns, all of the Shares and any additional Shares as may be required herein and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Shares, including, without limitation, any shares and other securities into which such Shares are convertible or exchangeable (collectively referred to as the "COLLATERAL"). Simultaneously herewith and with the delivery of any additional Shares as may be
required   herein,   Pledgor  shall   deliver  to  Pledgee  the   certificate(s)
representing the Shares, stamped with a bank medallion guarantee, along with a stock transfer power duly executed in blank by Pledgor, to be held by Pledgee as security. Any other Collateral received by Pledgor shall also be delivered to Pledgee together with any executed stock powers or other transfer documents requested by Pledgee, which request may be made at any time prior to the date when the Obligations shall have been paid and otherwise satisfied in full.

     3. VOTING POWER, DIVIDENDS, ETC. AND OTHER AGREEMENTS.

         (a) Unless and until an Event of Default as set forth in Section 3 hereof has occurred, Pledgor shall be entitled to:

              (i) exercise all voting and/or consensual powers pertaining to the Shares or other Collateral, or any part thereof, for all purposes;

              (ii) receive and retain dividends paid with respect to the Shares or other Collateral; and

              (iii) receive the benefits of any income tax deductions available to Pledgor as a shareholder of the Company.

         (b) Pledgor agrees that it will not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Shares.

         (c) Pledgor agrees to pay all costs including all reasonable attorneys' fees and disbursements incurred by Pledgee in enforcing this Agreement in accordance with its terms.

     4. DEFAULT AND REMEDIES.

         (d) For the purposes of this Agreement "Event of Default" shall mean:

              (i) default in or under any of the Obligations after the expiration, without cure, of any applicable cure period; or

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
              (ii) a breach in any material respect by Pledgor of any of its representations or warranties in this Agreement or the Transaction Documents; or
(iii) the occurrence of a Event of Default (as defined in the Note).

         (e) Pledgee shall have the following rights upon any Event of Default and for so long as the Obligations are not satisfied in full:

              (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (the "UCC") (as said law may at any time be amended);

              (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Shares or other Collateral;

              (iii) the right to cause any or all of the Shares or other Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by Pledgee; and

              (iv) the right (subject to the provisions of this Section 3(b)(iv)) to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time). Upon any such sale Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Pledgee shall give the Pledgor reasonable notification (which shall not be more than three days), as required under the UCC, of its intention to make any such sale. Any such sale, shall be held at such time or times during ordinary business hours and at such place or places as Pledgee may fix in the notice of such sale. Pledgee may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Pledgee, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgor having been given due notice of all such action. Pledgee shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys' fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to Pledgor. Notwithstanding anything herein to the contrary, following an Event of Default, the Pledgee agrees that it will limit sales of the Shares to

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
15% or less of the average monthly trading volume of the Shares, as reported by Bloomberg L.P. (or the successor to its function of reporting share volume) during each 30 day period immediately preceding such sales measured on a rolling 30 day period.

     5. APPLICATION OF PROCEEDS; RELEASE. The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by Pledgee hereunder, shall be applied by Pledgee first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse Pledgee for any damages, costs or expenses incurred by Pledgee as a result of an Event of Default, then to the payment of the principal amount of, and interest and any other payments due in respect of, the Obligations. The remainder, if any, shall be paid to Pledgor. As used in this Agreement, "proceeds" shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral. Upon performance in full of the Obligations by the Company, Pledgee shall release the Collateral to Pledgor.

     6. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to Pledgee that:

              (v) Pledgor has full power and authority and legal right to pledge the Collateral to Pledgee pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms;

              (vi) the execution, delivery and performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgor is a party or by which the Pledgor and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the Pledgor's properties pursuant to the provisions of such mortgage, indenture, contract or other agreement;

              (vii) Pledgor is the sole owner of the Collateral free and clear of all liens and the Shares have been duly authorized and validly issued, fully paid and non-assessable; and

              (viii) the Pledgor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

     7. NO WAIVER; NO ELECTION OF REMEDIES. No failure on the part of Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Pledgee of any right, power or remedy preclude any other or further exercise thereof or

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
the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. In addition, the exercise of any right or remedy of Pledgee at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee's rights or remedies under such documents or at law or equity.

     8. TERMINATION. This Agreement shall terminate on the date on which all of the Obligations shall have been paid and otherwise satisfied in full.

     9. FURTHER ASSURANCES. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

     10. MISCELLANEOUS.

         (f) MODIFICATION. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and specifically incorporates all prior oral and written agreements relating to the subject matter hereof. No portion or provision of this Agreement may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

         (g) NOTICE. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date,
(iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to Pledgor:      Global Technologies, Ltd.
                             1811 Chestnut Street, Suite 120
                             Philadelphia, PA 19103
                             Facsimile No.: (215) 972-8183
                             Attn:  Chief Financial Officer/General Counsel

         With copies to:     Schnader Harrison Segal & Lewis LLP
                             1600 Market Street
                             Philadelphia, PA 19103
                             Facsimile No.: (215) 751-2205
                             Attn: Richard P. Jaffe

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
         If to the Pledgee:  c/o CITCO
                             Kaya Flamboyan 9
                             Curacao, Netherlands, Antilles
                             Facsimile No.: 011-599-9732-2008
                             Attention: W.R. Weber

                             Jurisdiction of organization:
                                 British Virgin Islands

         With copies to:     Genesee International Inc.
                             10500 NE 8th Street
                             Suite 1920
                             Bellevue, WA 98004
                             Facsimile No.: (425) 462-4645
                             Attn: Howard Coleman

                             And:

                             Koch Investment Group, Ltd.
                             4111 East 37th Street North
                             Wichita, Kansas 67270
                             Facsimile: (316) 828-7947
                             Attention: Josh Taylor

         With copies to:     Robinson Silverman Pearce Aronsohn & Berman LLP
                             1290 Avenue of the Americas
                             New York, NY 10104
                             Facsimile No.: (212) 541-1432 and (212) 541-4630
                             Attn: Eric L. Cohen, Esq.

         (h) INVALIDITY. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

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
         (i) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the parties hereto and their respective successors and assigns.

         (j)  MUTUAL  AGREEMENT.   This  Agreement  embodies  the  arm's  length
negotiation and mutual agreement between the parties hereto and shall not be construed against either party as having been drafted by it.

         (k) NEW YORK LAW TO GOVERN. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the jurisdiction of the state and Federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                 [THE REMAINDER OF IS INTENTIONALLY LEFT BLANK]

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
         IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                     GLOBAL TECHNOLOGIES, LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     ADVANTAGE FUND II LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     KOCH INVESTMENT GROUP LTD.


                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

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